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                                                                    EXHIBIT 25.3


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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                           TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                 OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ____

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                            THE CHASE MANHATTAN BANK
               (Exact name of trustee as specified in its charter)

                                   13-4994650
                     (I.R.S. Employer Identification Number)

    712 MAIN STREET, HOUSTON, TEXAS                       77002
(Address of principal executive offices)                (Zip code)

                    LEE BOOCKER, 712 MAIN STREET, 26TH FLOOR
                       HOUSTON, TEXAS 77002 (713) 216-2448
            (Name, address and telephone number of agent for service)

                               CENTEX CORPORATION
               (Exact name of obligor as specified in its charter)

                  NEVADA                                 75-0778259
    (State or other jurisdiction of                   (I.R.S. Employer
    incorporation or organization)                 Identification Number)

           2728 N. HARWOOD
            DALLAS, TEXAS                                  75201
(Address of principal executive offices)                 (Zip code)

                       JUNIOR SUBORDINATED DEBT SECURITIES
                         (Title of indenture securities)

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ITEM 1.           GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                  State of New York Banking Department
                  Federal Deposit Insurance Corporation, Washington, D.C.
                  Board of Governors of the Federal Reserve System, Washington,
                    D.C.

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                  The trustee is authorized to exercise corporate trust powers.

ITEM 2.           AFFILIATIONS WITH THE OBLIGOR.

                  IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                  The obligor is not an affiliate of the trustee. (See Note on Page 7.)

ITEM 3.           VOTING SECURITIES OF THE TRUSTEE.

                  FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE.


                            COL. A                          COL. B
                        TITLE OF CLASS                AMOUNT OUTSTANDING
                        --------------                ------------------


                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 4.           TRUSTEESHIPS UNDER OTHER INDENTURES.

                  IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

                  (a) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER
                      INDENTURE.

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.



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ITEM 4. (CONTINUED)

                  (b) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF
                  SECTION 310(b)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH OBLIGOR OR UNDERWRITERS.

                  IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICER OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 6.           VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
                  OFFICIALS.

                  FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.


      COL. A                      COL. B                     COL. C                          COL. D
                                                                                          PERCENTAGE OF
                                                                                        VOTING SECURITIES
                                                                                         REPRESENTED BY
                                                           AMOUNT OWNED                  AMOUNT GIVEN IN
   NAME OF OWNER               TITLE OF CLASS              BENEFICIALLY                      COL. C
   -------------               --------------              ------------                 -----------------



Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 7.           VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR
                  THEIR OFFICIALS.

                  FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.


      COL. A                       COL. B                     COL. C               COL. D

                                                                                PERCENTAGE OF
                                                                              VOTING SECURITIES
                                                                               REPRESENTED BY
                                                            AMOUNT OWNED       AMOUNT GIVEN IN
   NAME OF OWNER                TITLE OF CLASS              BENEFICIALLY           COL. C
  --------------                --------------              ------------      -----------------



    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.

ITEM 8.           SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

                  FURNISH THE FOLLOWING INFORMATION AS TO THE SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE.


         COL. A                      COL. B                    COL. C                  COL. D
                                                            AMOUNT OWNED
                                  WHETHER THE             BENEFICIALLY OR            PERCENT OF
                                   SECURITIES            HELD AS COLLATERAL            CLASS
                                   ARE VOTING               SECURITY FOR           REPRESENTED BY
                                  OR NONVOTING             OBLIGATIONS IN          AMOUNT GIVEN IN
      TITLE OF CLASS               SECURITIES                  DEFAULT                 COL. C
      --------------              ------------           ------------------        ---------------




    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.

ITEM 9.           SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

                  IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.



         COL. A                     COL. B                     COL. C                  COL. D
                                                            AMOUNT OWNED
                                                          BENEFICIALLY OR            PERCENT OF
                                                         HELD AS COLLATERAL            CLASS
      NAME OF ISSUER                                        SECURITY FOR           REPRESENTED BY
           AND                      AMOUNT                OBLIGATIONS IN           AMOUNT GIVEN IN
      TITLE OF CLASS              OUTSTANDING            DEFAULT BY TRUSTEE            COL. C
      --------------              ------------           ------------------        ---------------



     Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

                  IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.


         COL. A                     COL. B                 COL. C                          COL. D

                                                       AMOUNT OWNED
                                                      BENEFICIALLY OR                    PERCENT OF
                                                     HELD AS COLLATERAL                    CLASS
     NAME OF ISSUER                                     SECURITY FOR                    REPRESENTED BY
           AND                      AMOUNT            OBLIGATIONS IN                   AMOUNT GIVEN IN
     TITLE OF CLASS               OUTSTANDING        DEFAULT BY TRUSTEE                    COL. C
     --------------               -----------        ------------------                ---------------



    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

                  IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OR SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.


      COL. A                      COL. B                  COL. C                     COL. D

                                                       AMOUNT OWNED
                                                     BENEFICIALLY OR               PERCENT OF
                                                    HELD AS COLLATERAL                CLASS
   NAME OF ISSUER                                      SECURITY FOR               REPRESENTED BY
        AND                       AMOUNT              OBLIGATIONS IN             AMOUNT GIVEN IN
   TITLE OF CLASS               OUTSTANDING         DEFAULT BY TRUSTEE               COL. C
   --------------               -----------         ------------------           ---------------




    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.

ITEM 12.          INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

                  EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:


           COL. A                        COL. B                       COL. C

         NATURE OF                       AMOUNT
        INDEBTEDNESS                   OUTSTANDING                   DATE DUE
        ------------                   -----------                   --------



    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.

ITEM 13.          DEFAULTS BY THE OBLIGOR.

         (a) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         There is not, nor has there been, a default with respect to the securities under this indenture. (See Note on Page 7.)

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ITEM 13. (CONTINUED)

         (b) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         There has not been a default under any such indenture or series. (See Note on Page 7.)

ITEM 14.          AFFILIATIONS WITH THE UNDERWRITERS.

                  IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 15.          FOREIGN TRUSTEE.

                  IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

                  Not applicable.

ITEM 16.          LIST OF EXHIBITS.

                  LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF ELIGIBILITY.

                  o 1. A copy of the articles of association of the trustee now in effect.

                  # 2. A copy of the certificate of authority of the trustee to commence business.

                  * 3. A copy of the certificate of authorization of the trustee to exercise corporate trust powers.

                  + 4. A copy of the existing bylaws of the trustee.

                    5. Not applicable.

                    6. The consent of the United States institutional trustees required by Section 321(b) of the Act.


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                  [ ] 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                      8. Not applicable.

                      9. Not applicable.

                      NOTE REGARDING INCORPORATED EXHIBITS

         Effective August 1, 2000, Chase Bank of Texas, National Association merged into The Chase Manhattan Bank, a New York banking corporation. The exhibits incorporated below relate to The Chase Manhattan Bank. The report of condition is that of The Chase Manhattan bank for the second quarter, 2000.

         o Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-4 File No. 333-46070.

         # Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-4 File No. 333-46070.

         * The Trustee is authorized to exercise corporate trust powers under the banking law of the State of New York.

         + Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-4 File No. 333-46070.

         [ ] Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-4 File No. 333-49162.

                                      NOTE

         Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Items 2 and 13, the answers to said Items are based on incomplete information. Such Items may, however, be considered as correct unless amended by an amendment to this Form T-1.


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                                    SIGNATURE

         PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939 THE TRUSTEE, THE CHASE MANHATTAN BANK, A NEW YORK BANKING CORPORATION AND SUCCESSOR TO CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO AUTHORIZED, ALL IN THE CITY OF HOUSTON, AND STATE OF TEXAS, ON THE 15TH DAY OF NOVEMBER, 2000.

                                      THE CHASE MANHATTAN BANK,
                                        AS TRUSTEE

                                      By: /s/ John G. Jones
                                         -----------------------------------
                                              John G. Jones
                                              Vice President

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                                                                       EXHIBIT 6

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

         The undersigned is trustee under an Indenture between Centex Corporation, a Nevada corporation, as obligor (the "Company"), and The Chase Manhattan Bank, as Trustee, entered into in connection with the issuance of the Company's Junior Subordinated Debt Securities.

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned hereby consents that reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                        Very truly yours,

                                        THE CHASE MANHATTAN BANK, as Trustee


                                        By: /s/ John G. Jones
                                           ---------------------------------
                                                John G. Jones
                                                Vice President